                                                                     Exhibit 1.2


                          ST Assembly Test Services Ltd

                          51,000,000 Ordinary Shares */
                               (S$0.25 par value)
              directly or in the form of American Depositary Shares

                   Each American Depositary Share representing
                    the right to receive ten Ordinary Shares

                      International Underwriting Agreement


                                                              New York, New York
                                                              January [27], 2000

Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale
As International Representatives of the several
International Underwriters,

c/o Salomon Brothers International Limited
Victoria Plaza 111 Buckingham Palace Road
London SW1W  OSB
England


Ladies and Gentlemen:

               ST Assembly Test Services Ltd, a company organized under the laws of Singapore (the "Company"), proposes to sell to the several International Underwriters named in Schedule I hereto (the "International Underwriters"), for whom you (the "International Representatives") are acting as representatives, 51,000,000 Ordinary Shares, S$0.25 par value per share (the "Ordinary Shares"), of the Company directly or in the form of American Depositary Shares (the "ADSs") (said Ordinary Shares to be issued and sold by the Company being hereinafter called the "International Underwritten Shares"). The Company also proposes to grant to the International Underwriters an option to purchase up to 7,650,000 additional Ordinary Shares to cover over-allotments (the "International Option Shares" and together with the International Underwritten Shares, the "International Shares").

               It is understood that the Company is concurrently entering into the U.S. Underwriting Agreement as of the date hereof providing for the sale by the Company of an aggregate of 102,000,000 Ordinary Shares directly or in the form of ADSs (said Ordinary Shares to be issued and sold by the Company pursuant to the U.S. Underwriting Agreement being hereinafter called the "U.S. Underwritten Shares" and providing for the grant to the U.S. Underwriters of an option to purchase from the Company up to


--------

* Plus an option to purchase from the Company up to 25,500,000 additional Ordinary Shares directly or in the form of ADSs to cover over-allotments.

15,300,000 additional Ordinary Shares to cover over-allotments (the "U.S. Option Shares" and together with the U.S. Underwritten Shares, the "U.S. Shares").

               It is also understood that the Company is concurrently entering into the Singapore Management and Underwriting Agreement dated as of the date hereof (hereinafter the "Singapore Underwriting Agreement" and together with the U.S. Underwriting Agreement and this International Underwriting Agreement, the "Underwriting Agreements") providing for the sale by the Company of an aggregate of 17,000,000 Ordinary Shares (said Ordinary Shares to be issued and sold by the Company pursuant to the Singapore Underwriting Agreement being hereinafter called the "Singapore Underwritten Shares") and providing for the grant to the Singapore Underwriters of an option to purchase from the Company up to 2,550,000 additional Ordinary Shares to cover over-allotments (the "Singapore Option Shares" and together with the "Singapore Underwritten Shares", the "Singapore Shares"). The U.S. Shares, together with the International Shares and the Singapore Shares are hereinafter called the "Shares".

               You have also advised the Company that the Underwriters may elect to cause the Company to deposit on their behalf all or any portion of the Ordinary Shares to be purchased by them under the Underwriting Agreements pursuant to the Deposit Agreement, dated as of February [8], 2000 (the "Deposit Agreement"), to be entered into among the Company, Citibank N.A., as depositary (the "Depositary") and all holders from time to time of the ADSs (as hereinafter defined). Upon deposit of any Ordinary Shares, the Depositary will issue American Depositary Shares representing the Shares so deposited. The ADSs will be evidenced by American Depositary Receipts (the "ADRs"). Each ADS will represent ten Ordinary Shares and each ADR may represent any number of ADSs. Unless the context otherwise requires, the terms "Underwritten Securities", "Option Securities", "U.S. Underwritten Securities", "U.S. Option Securities", "U.S. Securities", "International Underwritten Securities", "International Option Securities", "International Securities", "Singapore Underwritten Securities", "Singapore Option Securities", "Singapore Securities" and "Securities" shall be deemed to refer, respectively, to Underwritten Shares, Option Shares, U.S. Underwritten Shares, U.S. Option Shares, U.S. Shares, International Underwritten Shares, International Option Shares, International Shares, Singapore Underwritten Shares, Singapore Option Shares, Singapore Shares and Shares, as well as, in each case, to any ADSs representing such securities and the ADRs evidencing such ADSs.

               It is further understood and agreed that the U.S. Underwriters, International Underwriters and Singapore Underwriters have entered into an Agreement Among U.S. Underwriters, International Underwriters and Singapore Underwriters dated the date hereof (the "Agreement Among U.S. Underwriters, International Underwriters and Singapore Underwriters"), pursuant to which, among other things, the International Underwriters and Singapore Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to the U.S. Underwriting Agreement, the U.S. Underwriters and Singapore Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to this International Underwriting Agreement, and the U.S. Underwriters and International Underwriters may purchase from the Singapore Underwriters a portion of the Singapore Securities to be sold pursuant to the Singapore Underwriting Agreement.

               The offering of the U.S. Shares, directly or in the form of ADSs, is referred to herein as the "U.S. Offering"; the offering of the International Shares, directly or in the form of ADSs, is referred to herein as the "International Offering"; and the offering of the Singapore Shares (which will be only in the form of Ordinary Shares) is referred to herein as the "Singapore Offering". The U.S. Offering, International Offering and Singapore Offering are referred to collectively herein as the "Global Offering".

               As part of the Global Offering contemplated by the Underwriting Agreements, the U.S. Underwriters, the International Underwriters and the Singapore Underwriters have agreed to reserve up to 7,500,000 Ordinary Shares out of the Underwritten Shares set forth opposite their names on Schedule I to this International Underwriting Agreement, the U.S. Underwriting Agreement and the Singapore Underwriting Agreement, respectively, for sale (directly or in the form of ADSs) to the Company's directors, officers, employees, employees of the Company's business associates, officers and employees of the Company's affiliates and to certain charitible organizations in Singapore (collectively, "Participants"), as set forth in the Prospectuses under the heading "Underwriting" (the "Directed Securities Program"). The Securities to be sold by the Underwriters pursuant to the Directed Securities Program (the "Directed Securities") will be sold by them pursuant to the Underwriting Agreements at the initial public offering price. Any Directed Securities not orally confirmed for purchase by any Participants by the end of the Business Day in Singapore on which the Underwriting Agreements are executed will be offered to the other Participants first, and any of such Directed Securities which are not taken up by such Participants shall then be offered to the public by the Underwriters as set forth in the Prospectuses.

               To the extent there are no additional International Underwriters listed on Schedule I other than you, the term International Representatives as used in this International Underwriting Agreement shall mean you, as International Underwriters, and the terms International Representatives and International Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this International Underwriting Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this International Underwriting Agreement are defined in Section 20 hereof.

               1.  Representations and Warranties.

               (i) The Company represents and warrants to, and agrees with, each International Underwriter as set forth below in this Section 1.

               (a) The Company has prepared and filed with the Commission a registration statement (file number 33-93661) on Form F-1, including the related U.S. Preliminary Prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including the related U.S. Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of the final U.S. Prospectus) or (2) after the Effective Date of such registration statement, the final U.S. Prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the International Prospectus with respect to the Underlying Shares and the offering thereof directly or in the form of ADSs. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information with respect to the Underlying Shares and the offering thereof directly or in the form of ADSs, and, except to the extent the International

        Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest U.S. Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

               It is understood that three forms of prospectuses are to be used in connection with the offering and sale of the Securities: one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons, one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons and one form of prospectus for circulation to potential subscribers in Singapore relating to the Singapore Securities, which are to be offered and sold in an initial public offering in Singapore. The International Prospectus will be the same as the U.S. Prospectus except that it will have a different front and back cover page. The Singapore Prospectus will be the same as the International Prospectus except that it will have a special wrap with information required by Singapore law. The International Prospectus and the Singapore Prospectus will not be filed as part of the Registration Statement.

               (b) On the Effective Date, the Registration Statement did or will, and when the U.S. Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in this International Underwriting Agreement ) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), each U.S. Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectuses (or any supplement thereto) as set forth in Section 8(c) hereof.

               (c) The Company has filed with the Commission a registration statement (file number 505544) on Form F-6 for the registration under the Act of the offering and sale of the ADSs. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. Such ADR Registration Statement at the time of its effectiveness did or will comply and on the Closing Date, will comply, in all material respects with the applicable requirements of the Act and the rules thereunder and at the time of its Effective Date and at the Execution Time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) Each of the Company and Singapore Technologies Assembly and Test Services, Inc., a corporation organized under the laws of the State of Delaware, (the "Subsidiary") has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses. The Subsidiary is the only subsidiary of the Company.

               (e) All the outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned by the Company free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

               (f) The Company's authorized, issued and outstanding equity capitalization is as set forth in the Prospectuses; the outstanding Ordinary Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreements by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement, by the International Underwriters pursuant to this International Underwriting Agreement, by the Singapore Underwriters pursuant to the Singapore Underwriting Agreement will be validly issued, fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses, the Company has not issued any options, warrants or other rights to purchase, or entered into any agreements or other obligations to issue, or granted any rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company.

               (g) The Securities are freely transferable by the Company to or for the account of the several Underwriters and their designees and the initial purchasers thereof, and except as set forth in the Prospectuses, there are no restrictions on subsequent transfers of the Securities under the laws of Singapore and of the United States.

               (h) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses. The capital adjustment as a result of termination and conversion of certain of the options granted under the Employees' Share Ownership Scheme was approved by the Company's shareholders at an extraordinary general meeting on November 9, 1999 (the "EGM") and has become effective and has been completed as described in the Prospectuses under the heading "Management - Employee Benefits Plan".

               (i) Each of the Underwriting Agreements and the Deposit Agreement has been duly authorized, executed and delivered by the Company.

               (j) There is no franchise, contract or other document of a character required to be described in the Registration Statement, ADR Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and the description of each such contract, franchise or document in the Prospectuses is a fair description thereof in all material respects.

               (k) Upon issuance by the Depositary of ADSs evidenced by ADRs against deposit of Underlying Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement; and upon the sale and delivery to the International Underwriters of the International Securities, and payment therefor, pursuant to this International Underwriting Agreement, the International Underwriters will acquire good, marketable and valid title to such International Securities subject to the terms of the Deposit Agreement, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind. There are no limitations on the rights of any holders of the ADSs to hold or vote the underlying Ordinary Shares other than those arising in favor of persons purchasing through the International Underwriters.

               (l) Except as described in the Prospectuses, no stamp or other issuance or transfer taxes or duties are payable to the Republic of Singapore or any political subdivision or taxing authority thereof or therein by or on behalf of the Underwriters in connection with (A) the execution and delivery of the Underwriting Agreements or Deposit Agreement, (B) the issuance of the Securities in the manner contemplated by the Underwriting Agreements, (C) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs,
        (D) the sale and delivery by the Company of the Shares or the ADSs, as the case may be, as contemplated herein or (E) the resale and delivery of such Ordinary Shares and ADSs by the Underwriters in the manner contemplated in the Prospectuses.

               (m) Except as described in the Prospectuses, under current Singapore law and regulations, all dividends and other distributions declared and payable on the Ordinary Shares may be paid by the Company to the Depositary and to the holders of Securities, as the case may be, in Singapore dollars and may be converted into foreign currency and freely transferred out of Singapore in accordance with the Deposit Agreement, and all such dividends and other distributions made to holders of the Underlying Shares or ADRs who are non-residents of Singapore will not be subject to Singapore income, withholding or other taxes under the laws and regulations of Singapore and, are otherwise free and clear of any other tax, duty withholding or deduction in Singapore and without the necessity of obtaining any government authorization in Singapore.

               (n) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Deposit Agreement, except such as have been obtained under the Companies Act, Chapter 50 of Singapore and such as have been obtained under the Act, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated under the Underwriting Agreements and in the Prospectuses.

               (o) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Deposit Agreement will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the Memorandum and Articles of Association of the Company or the Subsidiary, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which their respective property is subject, except such conflict, breach, violation or imposition of any lien, charge or encumbrance which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), or
        (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of their respective properties except, in the case of the Subsidiary, any such conflict, breach, violation or imposition of any lien, charge or encumbrance which would not, individually or in the aggregate, have a Material Adverse Effect.

               (p) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

               (q) No holder of securities of the Company has rights to the registration of such securities under the Registration Statement or the ADR Registration Statement.

               (r) The consolidated historical financial statements and schedules of the Company included in the Prospectuses and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles of the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary and selected financial data set forth under the caption "Recent Development", "Summary Financial Data" and "Selected Consolidated Financial Data", respectively, in the Prospectuses and Registration Statement present fairly in all material respects, on the basis stated in the Prospectuses and the Registration Statement, the information included therein.

               (s) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this International Underwriting Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in the Prospectus.

                  (t) Each of the Company and the Subsidiary owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where such failure to own or lease would not, individually or in the aggregate, have a Material Adverse Effect.

               (u) Neither the Company nor the Subsidiary is in violation or default of (i) any provision of its charter or by-laws, (ii) any provision of the United States Foreign Corrupt Practice Act of 1997,
        (iii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iv) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of their properties, as applicable except in the case of clauses (iii) or (iv), where such violation or default (A) would not, individually or in the aggregate, have a Material Adverse Effect or (B) would not, individually or in the aggregate, have a material adverse effect in the performance of this International Underwriting Agreement or the consummation of any of the transactions contemplated herein;

               (v) KPMG, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

               (w) The Company has not paid or agreed to pay to any person (other than the Underwriters pursuant to the Underwriting Agreements) any compensation for soliciting another to purchase any securities of the Company.

               (x) Each of the Company and the Subsidiary possesses all licenses, certificates, permits and other authorizations issued by the appropriate Singaporean, U.S. federal and state, and any other foreign regulatory authorities necessary to conduct its business in the manner described in and contemplated by, the Prospectuses except, in the case of the Subsidiary, where the failure to possess any such license, permit, certificate or other authorization would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in the Prospectuses.

               (y) No labor problem or dispute with the employees of the Company or the Subsidiary exists or, to the best knowledge of the Company, is threatened or imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in the Prospectuses.

               (z) The Company and the Subsidiary are insured by independent insurers against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or the Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Prospectuses (exclusive of any supplement thereto).

               (aa) To the Company's best knowledge, the Company and the Subsidiary own, possess, license or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectuses to be conducted, except where the failure to so own, possess, license or have other rights would not have a Material Adverse Effect . Except as set forth in the Prospectuses under the captions "Risk Factors--Our intellectual property is important to our ability to succeed in our business but may be difficult to protect and--We may be subject to intellectual property rights disputes" or "Business-Intellectual Property", to the Company's best knowledge: (a) except with respect to certain licenses the Company has granted to customers for assembly or testing development programs, there are no rights of third parties in connection with any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by any third party challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by any third party challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of any third party, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; in the case of any of (a) through
        (e) above, which would have a Material Adverse Effect and (f) such Intellectual Property is valid.

               (bb) The Company has implemented a comprehensive, detailed program to analyze and address the risk that their computer hardware and software may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem") and has determined that its computer hardware and software are and will be able to process all date information prior to and after December 31, 1999 without any errors, aborts, delays or other interruptions in operations associated with the Year 2000 Problem;

               (cc) The Company and the Subsidiary have filed all Singapore, U.S. federal, state, and local, and all other tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto)) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in the Prospectuses (exclusive of any supplement thereto).

               (dd) No Underwriter will be deemed resident, domiciled, carrying on business or subject to taxation in Singapore solely by reason of the execution, delivery, consummation or enforcement of this International Underwriting Agreement or any other document to be furnished hereunder and no holder of the Securities will be deemed to be resident or domiciled in Singapore solely by reason of holding such Securities.

               (ee) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
        (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (ff) The Company represents and warrants that (i) the Registration Statement, the ADR Registration Statement, the Prospectuses and the Preliminary Prospectuses comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses or Preliminary Prospectuses, as amended or supplemented, if applicable, are distributed in connection with the Directed Securities Program; and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court is necessary to offer and sell Securities pursuant to the Directed Securities Program, other than such as have been obtained, under the laws and regulations of any jurisdiction in which the Directed Securities are offered outside the United States.

               (gg) The Company and the Subsidiary are (i) in compliance with any and all applicable Singaporean, U.S. federal, state and local and Singapore laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Prospectuses (exclusive of any supplement thereto).

               (hh) The Company and the Subsidiary are in compliance with all applicable employee pension and employee benefit plans except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect.

               (ii) The Company does not believe that it is a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

               (jj) Neither the Company nor the Subsidiary nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Singapore.

               Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each U.S. Underwriter.

               2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this International Underwriting Agreement, the Company agree to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of U.S. $ - per Ordinary Share in the case of International Underwritten Securities to be delivered in the form of ADS or in the form of Ordinary Shares , the amount of the International Underwritten Securities set forth opposite such International Underwriter's name in Schedule I to this International Underwriting Agreement. The respective numbers of International Underwritten Securities to be delivered in the form of ADS or Ordinary Shares shall be pursuant to the direction of the International Representatives.

               (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this International Underwriting Agreement, the Company hereby grants an option to the several International Underwriters to purchase, severally and not jointly, up to 7,650,000 International Option Securities at the same purchase price per Ordinary Share as the International Underwriters shall pay for the International Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the International Underwritten Securities by the International Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectuses upon written notice by the International Representatives to the Company setting forth the number of shares of the International Option Securities as to which the several International Underwriters are exercising the option and the settlement date. The number of International Option Securities to be purchased by each International Underwriter shall be the same percentage of the total number of shares of the International Option Securities to be purchased by the several International Underwriters as such International Underwriter is purchasing of the International Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

               3. Delivery and Payment. Delivery of and payment for the International Underwritten Securities and the International Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 9:00 AM, New York City time, on February [8], 2000, (unless postponed in accordance with Section 9 hereof) or at such time on such later date not more than ten Business Days after the foregoing date as the International Representatives and the Company shall agree, (such date and time of delivery and payment for the International Securities being called in this International Underwriting Agreement the "Closing Date"). Delivery of the International Securities shall be made to the International Representatives for the respective accounts of the several International Underwriters against payment by the several International Underwriters through the International Representatives of the aggregate purchase price of the International Securities being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds in United States dollars to the account specified by the Company. Delivery of the International Underwritten Securities and the International Option Securities shall be made through the facilities of The Depositary Trust Company unless the International Representatives shall instruct otherwise.

               If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the International Representatives, c/o Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013, on the date specified by the International Representatives (which shall be within three Business Days after exercise of said option), certificates for the International Option Securities in such names and denominations as the International Representatives shall have requested for the respective accounts of the several International Underwriters, against payment by the several International Underwriters through the International Representatives of the purchase price thereof to or upon the order of the Company by wire transfer and payable in same day funds to the accounts specified by the Company. If settlement for the International Option Securities occurs after the Closing Date, the Company will deliver to the International Representatives on the settlement date for the International Option Securities, and the obligation of the International Underwriters to purchase the International Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof to the offices of Shearman & Sterling, 6 Battery Road, #25-03, Singapore 049909.

               The certificates evidencing the International Underwritten Securities and International Option Securities shall be registered in such names and in such denominations as Salomon Smith Barney Inc. may request not less than one full business day prior to the applicable Closing Date.

               It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the U.S. Underwriting Agreement and the Singapore Underwriting Agreement, and that the settlement date for any International Option Securities occurring after the Closing Date, shall occur simultaneously with the settlement date under the U.S. Underwriting Agreement and the Singapore Underwriting Agreement for any U.S. Option Securities and Singapore Option Securities occurring after the Closing Date.

               4. Offering by Underwriters. It is understood that the several International Underwriters propose to offer the International Securities for sale to the public as set forth in the International Prospectus.

               5.  Agreements.

        (i) The Company agrees with the several International Underwriters that:

               (a) The Company will use its best efforts to cause the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or the ADR Registration Statement or supplement to the U.S. Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement or the ADR Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the U.S. Prospectus is otherwise required under Rule 424(b), the Company will cause the U.S. Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the International Representatives of such timely filing. The Company will promptly advise the International Representatives (1) when the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the U.S. Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement or ADR Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the ADR Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement or the ADR Registration Statement, or for any supplement to the U.S. Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the U.S. Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or the ADR Registration Statement or supplement the U.S. Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the International Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request. If at any time the Company supplements or amends the U.S. Prospectus, it will promptly make conforming changes to the International and Singapore Prospectuses and supply copies thereof to the International Representatives unless otherwise agreed by the International Representatives.

               (c) As soon as practicable, the Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders and to the International Representatives an earnings statement or statements covering the 12 month period ending December 31, 2000 of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the International Representatives and counsel for the International Underwriters, without charge, signed copies of the Registration Statement and the ADR Registration Statement (including exhibits thereto) and to each other International Underwriter a copy of the Registration Statement and the ADR Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an International Underwriter or dealer may be required by the Act, as many copies of each International and Singapore Preliminary Prospectus and the International and Singapore Prospectus and any supplement thereto as the International Representatives may reasonably request.

               (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the International Representatives may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the International Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

               (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any Ordinary Shares or ADSs or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares or ADSs; or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreements, provided, however, that the Company may issue and sell Ordinary Shares pursuant to any employee stock option plan or stock ownership plan of the Company in effect at the Execution Time and may file a registration statement on Form S-8 with respect thereto and the Company may issue Ordinary Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

               (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares or the ADSs.

               (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the

        Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, each Prospectus, the ADR Registration Statement, and each amendment or supplement to any of them; (ii) the preparation of the Deposit Agreement, the deposit of the Underlying Shares under the Deposit Agreement, the issuance thereunder of ADSs representing such deposited Underlying Shares, the issuance of ADRs evidencing such ADSs and the fees of the Depositary; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, each Prospectus, the ADR Registration Statement, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this International Underwriting Agreement, the U.S. Underwriting Agreement and the Singapore Underwriting Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) the registration of the Securities under the Exchange Act and the listing of the Ordinary Shares on the Stock Exchange of Singapore and the listing of the ADSs on the Nasdaq National Market; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (viii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including Allen & Gledhill and Shearman & Sterling) for the Company; (xi) except as may be agreed between the Company and the Depositary, the cost and charges of any transfer agent or registrar;
        (xii) any stamp, issue, registration or documentary taxes and duties arising as a result of the issuance of the Securities, of the sales and delivery of the Securities by the Company to or for the account of the Underwriters, of the sale and delivery of the Securities by the Underwriters to each other and, of the sale and delivery of the Securities by the Underwriters to the initial purchasers thereof in the manner contemplated under the Underwriting Agreements; and (xiii) all other costs and expenses incident to the performance by the Company of their obligations under the Underwriting Agreements.

               (j) the Company covenants with Salomon Smith Barney Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Securities are offered in connection with the Directed Securities Program.

                (ii) Each International Underwriter agrees that (a) it is not purchasing any of the International Securities for the account of any United States or Canadian Person, (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the International Securities or distribute any International Prospectus to any person in the United States or Canada, or to any United States or Canadian Person, and (c) any dealer to whom it may sell any of the International Securities will represent that it is not purchasing for the account of any United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the International Securities in the United States or Canada, or to any United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (A) purchases and sales between the U.S. Underwriters or the Singapore Underwriters on the one hand and the International Underwriters on the other hand pursuant to the Agreement Among U.S. Underwriters, International Underwriters and Singapore Underwriters, (B) stabilization transactions contemplated under the Agreement Among U.S. Underwriters, International Underwriters, and Singapore Underwriters conducted through Salomon Smith Barney Inc. (or through the U.S. Representatives, International Representatives and Singapore Representatives) as part of the distribution of the Securities, and (C) sales to or through (or distributions of International or Singapore Prospectuses or International or Singapore Preliminary Prospectuses to) persons not United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of any United States or Canadian Person.

               The agreements of the International Underwriters set forth in this paragraph (ii) of Section 5 shall terminate upon the earlier of the following events:

               (x) a mutual agreement of the U.S. Representatives, International Representatives and Singapore Representatives to terminate the selling restrictions set forth in paragraph (ii) of this Section 5, Section 5(ii) of the U.S. Underwriting Agreement and Section 2(e) and (f) of the Agreement Among U.S. Underwriters, International Underwriters and Singapore Underwriters; or

               (y) the expiration of a period of 30 days after the Closing Date, unless (A) the International Representatives shall have given notice to the Company, the U.S. Representatives and the Singapore Representatives that the distribution of the International Securities by the International Underwriters has not yet been completed, or (B) the U.S. Representatives shall have given notice to the Company, the International Representatives and the Singapore Representatives that the distribution of the U.S. Securities by the U.S. Underwriters has not yet been completed, or (C) the Singapore Representatives shall have given notice to the Company, the U.S. Representatives and the International Representatives that the distribution of the Singapore Securities by the Singapore Underwriters has not yet been completed. If such notice by the U.S. Representatives, the International Representatives or the Singapore Representatives is given, the agreements set forth in such paragraph
        (ii) shall survive until the earlier of (1) the event referred to in clause (x) of this subsection or (2) the expiration of an additional period of 30 days from the date of any such notice.

               (iii) Each International Underwriter severally represents and agrees that:

               (a) it has not offered or sold and, prior to the expiry of six months from the Closing Date, will not offer or sell any International Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, (whether as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

               (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the International Securities, in, from or otherwise involving the United Kingdom; and

               (c) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the International Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, (as amended), or a person to whom the document may otherwise lawfully be issued or passed on;

               (d) it has not offered or sold and will not offer or sell, directly or indirectly, in Japan or to or for the account of any resident of Japan any International Securities, except (A) under an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law;

               (e) it will send to any dealer who purchases from it any International Securities a notice stating in substance that, by purchasing such International Securities, the dealer represents and agrees that it has not offered or sold, and will not offer or sell, any of the Shares or ADSs, directly or indirectly, in Japan or to or for the account of any resident thereof except pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan, and that the dealer will send to any other dealer to whom it sells any International Securities a notice containing substantially the same statement as is contained in this sentence;

               (f) it has not offered or sold and will not offer or sell any International Securities in Hong Kong by means of any document, other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, except in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Chapter 32) of Hong Kong;

               (g) it has not issued and will not issue any invitation or advertisement relating to the International Securities in Hong Kong, except if permitted to do so by the securities law of Hong Kong or to be disposed of in Hong Kong only to persons whose business involves the acquisition, disposal or holding of shares whether as principal or agent; and

               (h) it has not and will not offer or sell any International Securities or distribute any document or other material relating to the International Securities, either directly or indirectly, to the public or any member of the public in Singapore other than (A) to an institutional investor or other person specified in Section 106C of the Companies Act, Chapter 50 of Singapore, or (B) to a sophisticated investor as specified in Section 106D of the Companies Act Chapter 50 of Singapore (any of the foregoing a "Singapore Institutional Investor").

               (i) it has complied and will comply with all applicable laws and regulations and has made or obtained or will make or obtain all necessary filings, consents or approvals in each jurisdiction in which it purchases, offers, sells or delivers International Securities (including, without limitation, any applicable requirements relating to the delivery of the Preliminary Prospectuses or Prospectuses), in each case at its own expense; and

               6. Conditions to the Obligations of the International Underwriters. The obligations of the International Underwriters to purchase the International Underwritten Securities and the International Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained in this International Underwriting Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this International Underwriting Agreement and to the following additional conditions:

               (a) If the Registration Statement and the ADR Registration Statement have not become effective prior to the Execution Time, unless the U.S. Representatives, International Representatives and Singapore Representatives agree in writing to a later time, the Registration Statement and the ADR Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
(ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the U.S. Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the U.S. Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) The Company shall have requested and caused Allen & Gledhill, special Singapore counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Appendix A hereto.

               (c) The Company shall have requested and caused Shearman & Sterling, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Appendix B hereto.

               (d) The Depositary shall have requested and caused Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for the Depositary, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives substantially in the form set forth in Appendix C hereto.

               (e) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the ADR Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the ADR Registration Statement, the Prospectuses, any supplements to the Prospectuses and the Underwriting Agreements and that:

               (i) the representations and warranties of the Company in the Underwriting Agreements are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included in the Prospectuses (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (g) The Company shall have requested and caused KPMG to have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth in Section 6(g) of the U.S. Underwriting Agreement.


               (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), and the Prospectuses (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, prospects, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the International Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the International Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the ADR Registration Statement and the Prospectuses (exclusive of any supplement thereto).

               (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company named in the U.S. Prospectus, selected employees of the Company and Singapore Technologies Pte Ltd., Singapore Technologies Semiconductor Pte Ltd., and EDB Investments Pte Ltd. addressed to the Representatives.

               (j) The Company and the Depositary shall have executed and delivered the Deposit Agreement in form and substance satisfactory to the Representatives and the Deposit Agreement shall be in full force and effect;

               (k) The Depositary shall have furnished or caused to be furnished to the Representatives certificates satisfactory to the Representatives evidencing the deposit with the Depositary or its nominee of the Underlying Shares in respect of which ADSs to be purchased by the Underwriters on such Closing Date are to be issued, and the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives reasonably request;

               (l) The closing of the purchase of the U.S. Underwritten Securities and Singapore Underwritten Securities to be issued and sold by the Company pursuant to the U.S. Underwriting Agreement and the Singapore Underwriting Agreement, respectively, shall occur concurrently with the closing of the purchase of the International Underwritten Securities described herein.

               (m) The Ordinary Shares shall have been listed and admitted and authorized for trading on the Stock Exchange of Singapore, and the ADSs shall have been listed and admitted and authorized for trading on the Nasdaq National Market and satisfactory evidence of all such actions shall have been provided to the Representatives.

               (n) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               (o) The Company shall have delivered a letter from the President of Singapore Technologies Assembly and Test Services, Inc. confirming and accepting his appointment as agent for service of process pursuant to Section 15 hereof and Section [ ] of the Deposit Agreement.

               If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this International Underwriting Agreement and the U.S. Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this International Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this International Underwriting Agreement and all obligations of the International Underwriters under this International Underwriting Agreement may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

               The documents required to be delivered by this Section 6 shall be delivered at the office of Shearman & Sterling, 6 Battery Road, #25-03, Singapore 049909, on the Closing Date.

               7. Reimbursement of U.S. Underwriters' Expenses. The Company has agreed to reimburse the International and U.S. Underwriters severally through Salomon Smith Barney Inc. on demand for out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities up to a maximum of $750,000, in addition to the costs and expenses to be paid by the Company pursuant to Section 5(h) hereof. In addition, if the sale of the International Securities provided for in this International Underwriting Agreement is not consummated because any condition to the obligations of the International Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement in this International. Underwriting Agreement or comply with any provision hereof other than by reason of a default by any of the International Underwriters, the Company will reimburse the International. Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities up to a maximum of US$750,000, in addition to the costs and expenses to be paid by the Company pursuant to Section 5(h) hereof.

               8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each International Underwriter, the directors, officers, employees and agents of each International Underwriter and each person who controls any International Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the ADR Registration Statement as originally filed or in any amendment thereof, or in any U.S., International or Singapore Preliminary Prospectus or in any of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any International Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned to the extent that any such loss, claim, damage or liability of such International Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person,
(y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

               (b) The Company agrees to indemnify and hold harmless each International Underwriter and each person, if any, who controls such International Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Securities Program attached to the Prospectuses or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectuses or any applicable Preliminary Prospectus, not misleading; or (ii) related to, arising out of, or in connection with the Directed Securities Program; provided that, the Company shall not be responsible under this subparagraph (ii) for any losses, claim, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted primarily from the bad faith or gross negligence of any International Underwriter.

               (c) Each International Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or the ADR Registration Statement, the employees of the Company and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity to each International Underwriter, but only with reference to written information relating to such International Underwriter furnished to the Company by or on behalf of such International Underwriter through the International Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any International Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the International Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any International Preliminary Prospectus and the International Prospectus constitute the only information furnished in writing by or on behalf of the several International Underwriters for inclusion in any International Preliminary Prospectus or the International Prospectuses.

               (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to paragraph (b) above hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the International Underwriters for the defense of any losses, claims, damages and liabilities arising out of the Directed Securities Program, and all persons, if any, who control such International Underwriters within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such International Underwriters and controlling persons, which firm shall be designated in writing by Salomon Smith Barney Inc. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this International Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

               (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the International Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, and one or more of the International Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the International Underwriters on the other from the offering of the International Securities; provided, however, that in no case shall any International Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the International Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such International Underwriter under this International Underwriting Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the International Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the International Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the International Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the International Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the International Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the International Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an International Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an International Underwriter shall have the same rights to contribution as such International Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement or the ADR Registration Statement, the employees of the Company, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

               9. Default by an International Underwriter. If any one or more International Underwriters shall fail to purchase and pay for any of the International Securities agreed to be purchased by such International Underwriter or International Underwriters under this International Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this International Underwriting Agreement, the remaining International Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of International Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of International Securities set forth opposite the names of all the remaining International Underwriters) the International Securities which the defaulting International Underwriter or International Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of International Securities which the defaulting International Underwriter or International Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of International Securities set forth in Schedule I hereto, the remaining International Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the International Securities, and if such nondefaulting International Underwriters do not purchase all the International Securities, this International Underwriting Agreement will terminate without liability to any nondefaulting International Underwriter or the Company. In the event of a default by any International Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the International Representatives shall determine in order that the required changes in the Registration Statement, the ADR Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this International Underwriting Agreement shall relieve any defaulting International Underwriter of its liability, if any, to the Company and any nondefaulting International Underwriter for damages occasioned by its default under this International Underwriting Agreement.

               10. Termination. This International Underwriting Agreement shall be subject to termination in the absolute discretion of the International Representatives, by notice given to the Company prior to delivery of and payment for the International Securities, if at any time prior to such time (i) trading in the Company's Ordinary Shares shall have been suspended by the Stock Exchange of Singapore or trading in the ADSs shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Stock Exchange of Singapore or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges or the Nasdaq National Market, (ii) a banking moratorium shall have been declared by U.S. Federal, New York State or Singapore authorities or (iii) there shall have occurred any outbreak or escalation of hostilities involving the United States or Singapore, declaration by the

United States or Singapore of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the International Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the International Prospectus (exclusive of any supplement thereto).

               11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the International Underwriters set forth in or made pursuant to this International Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the International Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this International Underwriting Agreement.

               12. Notices. All communications under this International Underwriting Agreement will be in writing and effective only on receipt, and, if sent to the International Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to such General Counsel at Salomon Brothers International Limited (fax no.: (44) 171-721-2870), Victoria Plaza, 111 Puckingham Palace Road, London SW1W OSB England, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Bernard Liew,
(65) 755-3153 and confirmed to it at ST Assembly Test Services Ltd., 5 Yishun St 23, Singapore 768442, attention of the Legal Department.

               13. Successors. This International Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation under this International Underwriting Agreement.

               14. Applicable Law. This International Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

               15. Jurisdiction. The Company agrees that any suit, action or proceeding against the Company brought by any International Underwriter, by the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, arising out of or based upon this International Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company has appointed the President of ST Assembly and Test Services, Inc. as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this International Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action arising out of or based upon this International Underwriting Agreement may be instituted by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, in any court of competent jurisdiction in Singapore.

               The provisions of this Section 15 shall survive any termination of this International Underwriting Agreement, in whole or in part.

               16. Currency. Each reference in this International Underwriting Agreement to U.S. Dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of the Company and the International Underwriters in respect of any amount due under this International Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the party required to pay such original amount will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. If, alternatively, the amount in the relevant currency that may be so purchased for any reason exceeds the amount originally due, the party entitled to receive such original amount will return such excess amounts, in the relevant currency, to the Company. Any obligation of the party required to pay such original amount not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

               17. Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this International Underwriting Agreement.

               18. Counterparts. This International Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

               19. Headings. The section headings used in this International Underwriting Agreement are for convenience only and shall not affect the construction hereof.

               20. Definitions. The terms which follow, when used in this International Underwriting Agreement, shall have the meanings indicated.

               "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "ADR Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(c) above, including all exhibits thereto, each as amended at the time such part of the registration statement became effective.

               "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Singapore.

               "Commission" shall mean the Securities and Exchange Commission.

               "Effective Date" shall mean each date and time that the Registration Statement and the ADR Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

               "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "Execution Time" shall mean the date and time that this International Underwriting Agreement is executed and delivered by the parties hereto.

               "International Preliminary Prospectus" shall mean any preliminary prospectus with respect to the offering of the International Securities.

               "International Prospectus" shall mean such form of prospectus relating to the offering of the International Securities as referred to in paragraph 1(i)(a) above.

               "International Representatives" shall mean the addressees of the International Underwriting Agreement.

               "International Securities" shall mean the International Underwritten Securities and the International Option Securities.

               "International Underwriters" shall mean the several underwriters named in Schedule I to this International Underwriting Agreement.

               "International Underwriting Agreement" shall mean this agreement relating to the sale of the International Securities by the Company to the International Underwriters.

               "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

               "Option Securities" shall mean the U.S. Option Securities, the International Option Securities and the Singapore Option Securities

               "Option Shares" shall mean the U.S. Option Shares, the International Option Shares and the Singapore Option Shares.

               "Preliminary Prospectus" shall mean the U.S. Preliminary Prospectus, the International Preliminary Prospectus and the Singapore Preliminary Prospectus.

               "Prospectuses" and "each Prospectus" shall mean the U.S. Prospectus, the International Prospectus and the Singapore Prospectus.

               "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

               "Representatives" shall mean the U.S. Representatives, the International Representatives and the Singapore Representatives.

               "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

               "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

               "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a)(i) hereof.

               "Securities" shall mean the U.S. Securities, the International Securities and the Singapore Securities.

               "Shares" shall mean the U.S. Shares, International Shares and the Singapore Shares.

               "Singapore Preliminary Prospectus" shall mean any preliminary prospects with respect to the offering of the Singapore Securities.

               "Singapore Prospectus" shall mean such form of prospectus relating to the Singapore Securities consisting of a special wrap around the International Prospectus.

               "Singapore Representatives" shall mean the addressees of the Singapore Underwriting Agreement.

               "Singapore Securities" shall mean the Singapore Underwritten Securities and the Singapore Option Securities.

               "Singapore Underwriters" shall mean the several underwriters named in Schedule I to the Singapore Underwriting Agreement.

               "Singapore Underwriting Agreement" shall mean the Singapore Management and Underwriting Agreement dated the date hereof related to the sale of the Singapore Securities by the Company to the Singapore Underwriters.

               "Underlying Shares" shall mean the Shares that will be represented by the ADSs.

               "Underwriter" and "Underwriters" shall mean the U.S. Underwriters, the International Underwriters and the Singapore Underwriters.

               "Underwritten Securities" shall mean the U.S. Underwritten Securities, the International Underwritten Securities and the Singapore Underwritten Securities.

               "Underwritten Shares" shall mean the U.S. Underwritten Shares, the International Underwritten Shares and the Singapore Underwritten Shares.

               "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

               "U.S. Preliminary Prospectus" shall mean any preliminary prospectus with respect to the offering of the U.S. Securities as referred to in paragraph 1(i)(a) above and any preliminary prospectus with respect to the offering of the U.S. Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information.

               "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

               "U.S. Representatives" shall mean the addressees of the U.S. Underwriting Agreement.

               "U.S. Securities" shall mean the U.S. Underwritten Securities and the U.S. Option Securities.

               "U.S. Underwriting Agreement" shall mean the agreement dated the date hereof relating to the sale of the U.S. Securities by the Company to the U.S. Underwriters.

               "U.S. Underwriters" shall mean the several underwriters named in
        Schedule I to the U.S. Underwriting Agreement.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several International Underwriters.


Very truly yours,

                                             ST Assembly Test Services Ltd



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale

By: Salomon Brothers International Limited.


By:
   -----------------------------------
   Name:
   Title:

                                   SCHEDULE I


                                                     NUMBER OF INTERNATIONAL
                                                     UNDERWRITTEN SECURITIES
INTERNATIONAL UNDERWRITERS                           TO BE PURCHASED
--------------------------                           ------------------------
Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale



                                                     ------------

               Total . . . . . . . . .               ============

                                    EXHIBIT A

                                                                   [Version One]





                          ST Assembly Test Services Ltd
                       Public Offering of Ordinary Shares


                                                                          , 2000

Salomon Smith Barney Inc.
Salomon Brothers International Limited and
Citicorp Investment Bank (Singapore) Limited
As Representatives of the several U.S. Underwriters,
International Underwriters and Singapore Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed U.S. Underwriting Agreement, International Underwriting Agreement and Singapore Underwriting Agreement (the "Underwriting Agreements"), between ST Assembly Test Services Ltd., a company organized under the laws of Singapore (the "Company"), and each of you as representatives of a group of U.S. Underwriters, International Underwriters and Singapore Underwriters named therein, relating to an underwritten public offering of 150,000,000 Ordinary Shares, S$0.25 par value per share, of the Company, directly or in the form of American Depositary Shares ("ADSs").

                  In order to induce you and the other U.S. Underwriters, International Underwriters and Singapore Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, or announce the offering of, any Ordinary Shares or ADSs or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares or ADSs, for a period of 180 days after the date of the Underwriting Agreements, other than Directed Securities (as defined in the Underwriting Agreements), or Ordinary Shares or ADSs disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

               If for any reason the Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                                          Yours very truly,

                                          [SIGNATURE OF SELECTED EMPLOYEE OR
                                          MAJOR STOCKHOLDER]

                                          [NAME AND ADDRESS OF SELECTED EMPLOYEE
                                          OR MAJOR STOCKHOLDER]

                                                                   [Version Two]


                          ST Assembly Test Services Ltd
                       Public Offering of Ordinary Shares


                                                                          , 2000

Salomon Smith Barney Inc.
Salomon Brothers International Limited and
Citicorp Investment Bank (Singapore) Limited
As Representatives of the several U.S. Underwriters,
International Underwriters and Singapore Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

               This letter is being delivered to you in connection with the proposed U.S. Underwriting Agreement, International Underwriting Agreement and Singapore Underwriting Agreement (the "Underwriting Agreements"), between ST Assembly Test Services Ltd., a company organized under the laws of Singapore (the "Company"), and each of you as representatives of a group of U.S. Underwriters, International Underwriters and Singapore Underwriters named therein, relating to an underwritten public offering of 150,000,000 Ordinary Shares, S$0.25 par value per share, of the Company, directly or in the form of American Depositary Shares ("ADSs").

               In order to induce you and the other U.S. Underwriters, International Underwriters and Singapore Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, or announce the offering of, any Ordinary Shares or ADSs or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares or ADSs, for a period of 180 days after the date of the Underwriting Agreements, other than Ordinary Shares or ADSs disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

               If for any reason the Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                                 Yours very truly,

                                 [SIGNATURE OF OFFICER, DIRECTOR OR SELECTED
                                 EMPLOYEE]

                                 [NAME AND ADDRESS OF OFFICER, DIRECTOR
                                 OR SELECTED EMPLOYEE]

                                                                      APPENDIX A




                     [On the letterhead of Allen & Gledhill]


Salomon Smith Barney Inc.
Hambrecht & Quist LLC
SG Cowen Securities Corporation
as U.S. Representatives of the several U.S. Underwriters

Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale
as International Representatives of the several
  International Underwriters

c/o      Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013
         United States of America

                                                            [8th] February, 2000


Dear Sirs,

1. We have acted as legal counsel to ST Assembly Test Services Ltd (the "Company") in the Republic of Singapore in connection with a global offering (the "Offering") of 150,000,000 ordinary shares ("Ordinary Shares") of par value S$0.25 each in the capital of the Company (such offered Ordinary Shares, the "Offered Shares"), directly or in the form of American Depositary Shares ("ADSs"), as described in the prospectus contained in the Company's Registration Statement on Form F-1, as amended (the "Registration Statement"), filed with the United States Securities and Exchange Commission. We are delivering this opinion to you at the request of the Company pursuant to (i) Section [6(b)] of the U.S. Underwriting Agreement (the "U.S. Underwriting Agreement") dated [27th] January, 2000 among the U.S. Underwriters named therein and the Company and (ii) Section [6(b)] of the International Underwriting Agreement (the "International Underwriting Agreement") dated [27th] January, 2000 among the International Underwriters named therein and the Company.

2.       For the purpose of rendering this opinion, we have examined:-

         (i)      an executed copy of the U.S. Underwriting Agreement;

         (ii)     an executed copy of the International Underwriting Agreement;

         (iii) an executed copy of the Management and Underwriting Agreement relating to the Singapore Retail Offering (the "Singapore Underwriting Agreement") dated [28th] January, 2000 among the Managers named therein and the Company;

         (iv) an executed copy of the Deposit Agreement (as defined in the U.S. Underwriting Agreement);

         (v) the prospectus (the "U.S. Prospectus") dated [28th] January, 2000 relating to the U.S. Offering (as defined in the U.S. Underwriting Agreement);

         (vi) the prospectus (the "International Prospectus") dated [28th] January, 2000 relating to the International Offering (as defined in the U.S. Underwriting Agreement);

         (vii) the prospectus (the "Singapore Prospectus" and together with the U.S. Prospectus and the International Prospectus, the "Prospectus") dated [28th] January, 2000 incorporating the International Prospectus and relating to the Singapore Retail Offering;

         (viii)   the Registration Statement;

         (ix) the Company's Registration Statement on Form F-6 (the "ADR Registration Statement"1) filed with the United States Securities and Exchange Commission;

         (x) certified true copies of the Memorandum and Articles of Association of the Company and its Certificate of Incorporation;

         (xi) resolutions, and certified extracts of resolutions, of the Board of Directors of the Company ("Board Resolutions") and of the shareholders of the Company ("Shareholders' Resolutions") passed since the date of incorporation of the Company up to [ ], 2000, relating to, inter alia, the authorisation for the issue of, and the allotment and issue of, shares in the capital of the Company and the Offering which were provided to us for inspection by the Company;

         (xii) a copy of the letter from the Stock Exchange of Singapore Limited ("SES") dated 30th September, 1999 granting approval in principle for the listing of and quotation for the entire issued share capital of the Company on the Main Board of the SES (the "AIP Letter"); and

         (xiii) such other documents as we have considered necessary or desirable to examine in order that we may render this opinion.

3.       We have assumed:-

         (i) that each of the U.S. Underwriting Agreement, the International Underwriting Agreement and the Deposit Agreement (together the "Transaction Agreements") is within the capacity and powers of, and has been validly authorised by, each party thereto (other than the Company) and has been validly executed and delivered by and on behalf of each party thereto;

         (ii) the genuineness of all signatures on all documents and the completeness, and the conformity to original documents, of all copies submitted to us;

         (iii) that copies of the Memorandum and Articles of Association and the Certificate of Incorporation of the Company submitted to us for examination are true, complete and up-to-date copies;

         (iv) that copies of the Board Resolutions and the Shareholders' Resolutions submitted to us for examination are true, complete and up-to-date copies;

         (v) that the information disclosed by the search made on [8th] February, 2000 at the Registry of Companies and Businesses in the Republic of Singapore against the Company is true and complete and that such information has not since then been materially altered and that such search did not fail to disclose any material information which has been delivered for filing but did not appear on the public file at the time of the search;

         (vi) that the information disclosed by the search made on [8th] February, 2000 of the Cause Book kept at the Supreme Court of the Republic of Singapore against the Company is true and complete and that such information has not since then been materially altered and that such search did not fail to disclose any material information which has been delivered for filing but was not disclosed at the time of the search;

         (vii) that each of the Transaction Agreements constitutes legal, valid, binding and enforceable obligations of the parties thereto for all purposes under the laws of all relevant jurisdictions other than the Republic of Singapore;

         (viii) that there are no provisions of the laws of any jurisdiction other than the Republic of Singapore which may be contravened by the execution or delivery of any of the Transaction Agreements and that, insofar as any obligation expressed to be incurred or performed under any of the Transaction Agreements falls to be performed in or is otherwise subject to the laws of any jurisdiction other than the Republic of Singapore, its performance will not be illegal by virtue of the laws of that jurisdiction;

         (ix) that the choice of New York law as the governing law of each of the Transaction Agreements has been made in good faith and will be regarded as a valid and binding selection which will be upheld in the United States federal or state courts in the State of New York as a matter of New York law and all other relevant laws except the laws of the Republic of Singapore;

         (x) that all consents, approvals, authorisations, licences, exemptions or orders required from any governmental body or agency outside the Republic of Singapore and all other requirements outside the Republic of Singapore for the legality, validity and enforceability of each of the Transaction Agreements have been duly obtained or fulfilled and are and will remain in full force and effect and that any conditions to which they are subject have been satisfied;

         (xi) that the Board Resolutions and the Shareholders' Resolutions have not been rescinded or modified and they remain in full force and effect and that no other resolution or other action has been taken which may affect the validity of the Board Resolutions or the Shareholders' Resolutions;

         (xii) that the Offered Shares and the ADSs will be duly offered, sold and delivered in accordance with the terms of the U.S. Underwriting Agreement and the International Underwriting Agreement; and

         (xiii) that each of the Transaction Agreements and the Singapore Underwriting Agreement has been executed and delivered, and each Prospectus has been issued, in the form of the drafts we have examined.

4. A search made on [8th] February, 2000 at the Registry of Companies and Businesses in the Republic of Singapore and at the Supreme Court of the Republic of Singapore revealed no order or resolution for the winding-up of the Company and no notice of appointment of a receiver or judicial manager for the Company. It should be noted that such a search is not capable of revealing whether or not a winding-up petition has been presented. Notice of a winding-up order made or resolution passed or a receiver or judicial manager appointed may not be filed at the Registry of Companies and Businesses immediately.

5. We have received a Certificate (the "Certificate") dated [8th] February, 2000
from Mr [   ], a director of the Company, which certifies the matters referred
to in paragraphs [    ] below. In rendering our opinion in paragraphs [    ]
below, we have relied solely on the statements in the Certificate and we have not ourselves reviewed or examined the corporate secretarial records and documents of the Company for the purposes of giving such opinion. Nothing has come to our attention which gives us any reason to believe that the statements in the Certificate are, as at the date thereof, untrue, inaccurate or misleading in any respect. We have made no independent investigation into any of the matters set out in the Certificate and we have not ourselves checked the accuracy or completeness of, or otherwise verified, the matters set out in the Certificate.

6. Based upon and subject to the foregoing, and subject to the qualifications set forth below and any matters not disclosed to us, we are of the opinion that:-

         (i) the Company is a company incorporated and validly existing under the laws of the Republic of Singapore and has the corporate power and capacity to own or lease its property and to conduct its business as described in the Prospectus;

         (ii)     (a)      the Company has the corporate power and has taken all
                           necessary corporate action required under the laws of the Republic of Singapore to authorise the entry into, execution and delivery of, the U.S.
                           Underwriting Agreement, the International
                           Underwriting Agreement and the Singapore Underwriting
                           Agreement; and

                  (b) the Company has the corporate power and has taken all necessary corporate action required under the laws of the Republic of Singapore to authorise the entry into, execution and delivery of the Deposit Agreement and, assuming due authorisation, execution and delivery thereof by the Depositary (as defined in the U.S. Underwriting Agreement), the Deposit Agreement constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms;

         (iii) the authorised share capital of the Company as at [ ], 2000 conforms as to legal matters to the description thereof set out on page [ ] of the Prospectus;

         (iv)     (a)      as of [ ], 2000, the [ ] Ordinary Shares issued and
                           outstanding prior to the issuance of the Offered
                           Shares in connection with the Offering have been duly authorised and are validly issued, fully paid and non-assessable and are not issued in violation of any pre-emptive or similar rights under (1) the laws of the Republic of Singapore or (2) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto. For the purposes of this opinion we have assumed that the term "non-assessable" in relation to the Ordinary Shares means under Singapore law that holders of such Ordinary Shares, having fully paid up all amounts due on such Ordinary Shares as to nominal amount and premium thereon, are under no further personal liability to contribute to the assets or liabilities of the Company in their capacities purely as holders of such Ordinary Shares;

                  (b)      no holder of any of the [    ] Ordinary Shares issued
                           and outstanding prior to the issuance of the Offered Shares in connection with the Offering are entitled to any pre-emptive or other rights to subscribe for any of such Ordinary Shares; and

                  (c) except as described in the Prospectus under the caption "Management - Employee Benefit Plans", and as far as we are aware, there are no outstanding securities issued by the Company convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares;

         (v) the Offered Shares to be issued in connection with the Offering have been duly authorised by the Company and, when issued and delivered to and paid for by the U.S. Underwriters in accordance with the terms of the U.S. Underwriting Agreement, by the International Underwriters in accordance with the terms of the International Underwriting Agreement and by the Managers pursuant to the Singapore Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Offered Shares will not be subject to any pre-emptive or similar rights under (a) the laws of the Republic of Singapore or (b) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto; there are no restrictions on the transfer of the Offered Shares under the laws of the Republic of Singapore except as described under the captions "Description of Share Capital - Transfer of Ordinary Shares" and "Description of American Depository Shares - Withdrawal of Ordinary Shares Upon Cancellation of ADSs" in the Prospectus;

         (vi) the capital restructuring exercise undertaken by the Company and as described under the captions "Capitalization" and "Management - Employee Benefit Plans" in the Prospectus was approved by the Company at the Extraordinary General Meeting of the Company held on 9th November, 1999 and has become effective and has been completed. The Articles of Association of the Company referred to in the Prospectus under the caption "Description of Ordinary Shares" were adopted by the Company at the Extraordinary General Meeting of the Company held on 19th January, 2000 and are effective;

         (vii)    as at the date hereof:-

                  (a) we are not representing the Company in any legal or governmental proceedings, pending or threatened, to which the Company is a party or to which any of the properties of the

                           Company is subject which could reasonably be expected to have a material adverse effect on the performance of the Transaction Agreements or the Singapore Underwriting Agreement or the consummation of any transactions contemplated therein or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company; and

                  (b) we are not aware of the existence of any legal or governmental proceedings in the Republic of Singapore to which the Company is a party or to which any of the properties of the Company is subject;

         (viii) no consent, approval, authorisation or order of or qualification with any governmental body or agency or stock exchange authority in the Republic of Singapore was or is required for the consummation of the transactions contemplated in the Transaction Agreements and the Singapore Underwriting Agreement, except as may be required pursuant to the Companies Act, Chapter 50 of the Republic of Singapore, the Listing Manual of the SES or the AIP Letter and as have been obtained;

         (ix) under the current laws and regulations of the Republic of Singapore, all dividends declared and payable in respect of the Ordinary Shares may be paid by the Company to the holder thereof in Singapore dollars that may be converted into foreign currency and, when so converted, freely transferred out of the Republic of Singapore, without the necessity of obtaining any consents, approvals, authorisations, orders or clearances from or registering with any Singapore governmental agency or body or any stock exchange authority; and except as set forth in the Prospectus under the caption "Taxation - Singapore Tax Considerations", all dividends paid to holders of Ordinary Shares who are non-residents of the Republic of Singapore will not be subject to Singapore income, withholding or other taxes under the laws of the Republic of Singapore;

         (x) the consummation of any of the transactions contemplated in the Transaction Agreements and the Singapore Underwriting Agreement (including the issuance and sale of the Offered Shares in connection with the Offering) (a) have been, in the case of transactions to which the Company is a party, duly authorised by the Company and (b) do not contravene (1) any provision of the laws of the Republic of Singapore, (2) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto, (3) any agreement or instrument binding on the Company and governed by Singapore law and described in Exhibit A hereto or (4) as far as we are aware, any judgment, order or decree of any governmental body, agency or court of the Republic of Singapore having jurisdiction over the Company or any of its assets;

         (xi) it is not necessary, in order to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Agreements and the Singapore Underwriting Agreement, that they be filed or recorded with any governmental or other regulatory authorities in the Republic of Singapore or that any Singapore stamp duty be paid on them;

         (xii) no taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, withholding or other taxes but excluding tax on the overall net income of the relevant person) are payable by or on behalf of the U.S. Underwriters, the International Underwriters, the Managers or the Company to the Republic of Singapore or any political subdivision or taxing authority thereof or therein in connection with (a) the execution and delivery of the U.S. Underwriting Agreement, the International Underwriting Agreement or the Singapore Underwriting Agreement; (b) the issuance of the Offered Shares in connection with the Offering; (c) the deposit of such Offered Shares with the Depositary against issuance of ADRs evidencing the ADSs to be sold to the U.S. Underwriters or the International Underwriters; (d) the sale and delivery of the ADSs to the U.S. Underwriters in the manner contemplated in the U.S. Underwriting Agreement or to the International Underwriters in the manner contemplated in the International Underwriting Agreement or the sale and delivery of Offered Shares to the Managers in the manner contemplated in the Singapore Underwriting Agreement; or (e) except as disclosed in the Prospectus under the caption "Taxation - Singapore Tax Considerations", the resale and delivery of such ADSs by the U.S. Underwriters or the International Underwriters, or the resale and delivery of such Offered Shares by the Managers, in the manner contemplated in the relevant Prospectus;

         (xiii) the statements in the Prospectus indicated with asterisks in Appendix A to this opinion under the captions "Exchange Rates", "Dividend Policy", "Capitalization", "Business - Enforcement of Civil Liabilities", "Description of Share Capital" and "Taxation - Singapore Tax Considerations", insofar as such statements constitute summaries of the Singapore legal matters referred to therein, fairly present the information called for with respect to such legal matters and fairly summarise the matters referred to therein (including the tax consequences described in connection with investment in the Ordinary Shares);

         (xiv) the choice of New York law as the governing law of the Transaction Agreements is a valid choice of law and will be recognised and given effect to by the Singapore courts;

         (xv) the submission by the Company to the jurisdiction of the New York courts contained in the Transaction Agreements and the appointment by the Company of the President for the time being of Singapore Technologies Assembly and Test Services, Inc. presently located at 1450 McCandless Drive, Milpitas, California 95035, United States of America as its agent for service of process in connection therewith are, in each case, valid and binding on the Company under the laws of the Republic of Singapore and irrevocable and we are not aware of any reason that the Singapore courts would not give effect to such submission; and

         (xvi) a final and conclusive judgement on the merits properly obtained against the Company in any competent court of a state in, or a Federal Court of, the United States of America for a fixed sum of money in respect of any legal suit or proceedings arising out of or relating to the Transaction Agreements and which could be enforced by execution against the Company in the jurisdiction of the relevant court and has not been stayed or satisfied in whole may be sued on in the Republic of Singapore as a debt due from the Company if:-

                  (a) the relevant court had jurisdiction over the Company in that the Company was, at the time proceedings were instituted, resident in the jurisdiction in which proceedings has been commenced or had submitted to the jurisdiction of the relevant court;

                  (b)      that judgement was not obtained by fraud;

                  (c) the enforcement of that judgement would not be contrary to the public policy of the Republic of Singapore;

                  (d) that judgement had not been obtained in contravention of the principles of natural justice; and

                  (e) the judgement of the relevant court did not include the payment of taxes, a fine or penalty;

         (xvii) the SES has granted in-principle approval for the listing of the Ordinary Shares on the SES, subject to the conditions set out in the AIP Letter;

         (xviii) none of the U.S. Underwriters or International Underwriters is or will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Republic of Singapore by reason only of the entry into, performance or enforcement of the U.S. Underwriting Agreement and International Underwriting Agreement respectively; and

         (xix) the Company is not entitled to claim immunity from suit, execution, attachment or legal process in any proceedings taken in the Republic of Singapore in relation to the Transaction Agreements or the Singapore Underwriting Agreement.

7. This opinion relates only to the laws of general application of the Republic of Singapore as at the date hereof and as currently applied by the Singapore courts, and is given on the basis that it will be governed by and construed in accordance with the laws of the Republic of Singapore. We have made no investigation of, and do not express or imply any views on, the laws of any country other than the Republic of Singapore. In respect of the Transaction Agreements, the Singapore Underwriting Agreement, the Prospectus, the Registration Statement and the ADR Registration Statement, we have assumed due compliance with all matters concerning United States Federal and New York laws and the laws of all other relevant jurisdictions other than the Republic of Singapore. With respect to all matters of United States Federal and New York laws we have relied upon, and our opinion is subject to the qualifications, assumptions and exceptions set forth in, the opinion of Shearman & Sterling, United States counsel for the Company, delivered pursuant to (i) Section [6(c)] of the U.S. Underwriting Agreement and (ii) Section [6(c)] of the International Underwriting Agreement. As to matters of fact material to this opinion, we have relied on the statements of responsible officers of the Company.

8.       The qualifications to which this opinion is subject are as follows:-

         (i) enforcement of the obligations of the Company under the Transaction Agreements or the Singapore Underwriting Agreement may be affected by prescription or lapse of time, bankruptcy, insolvency, liquidation, reorganization, reconstruction or similar laws generally affecting creditors' rights;

         (ii) the power of the Singapore courts to grant equitable remedies such as injunction and specific performance is discretionary and accordingly a Singapore court may make an award of damages where an equitable remedy is sought;

         (iii) where under any of the Transaction Agreements or the Singapore Underwriting Agreement, any person is vested with a discretion or may determine a matter in its opinion, Singapore law may require that such discretion is exercised reasonably or that such opinion is based upon reasonable grounds;

         (iv) by virtue of the Limitation Act, Chapter 163 of the Republic of Singapore, failure to exercise a right of action for more than six years will operate as a bar to the exercise of such right and failure to exercise such a right for a lesser period may result in such right being waived;

         (v) a Singapore court may stay proceedings if concurrent proceedings are brought elsewhere;

         (vi) where obligations are to be performed in a jurisdiction outside the Republic of Singapore, they may not be enforceable in the Republic of Singapore to the extent that performance would be illegal or contrary to public policy under the laws of that jurisdiction;

         (vii) provisions in each of the Transaction Agreements or the Singapore Underwriting Agreement as to severability may not be binding under the laws of the Republic of Singapore and the question of whether or not provisions which are illegal, invalid or unenforceable may be severed from other provisions in order to save such other provisions depends on the nature of the illegality, invalidity or unenforceability in question and would be determined by a Singapore court at its discretion;

         (viii) a Singapore court may refuse to give effect to clauses in any of the Transaction Agreements or the Singapore Underwriting Agreement in respect of the costs of unsuccessful litigation brought before a Singapore court or where the court has itself made an order for costs;

         (ix) we express no opinion as to events and conditions which might violate covenants, restrictions or provisions with respect to financial ratios or tests or any contractual provision measured by the financial conditions or results of operation of the Company or any of its subsidiaries;

         (x) we express no opinion on the legality or enforceability of the performance by the Company of its obligations of indemnification or contribution set forth in Section [9] of the U.S. Underwriting Agreement or Section [9] of the International Underwriting Agreement;

         (xi) any term of an agreement may be amended orally by all the parties notwithstanding provisions to the contrary in the Transaction Agreements or the Singapore Underwriting Agreement;

         (xii) this opinion is given on the basis that there will be no amendment to or termination or replacement of the documents, authorisations and approvals referred to in paragraph 2 of this opinion and on the basis of the laws of the Republic of Singapore in force as at the date of this opinion. This opinion is also given on the basis that we undertake no responsibility to notify any addressee of this opinion of any change in the laws of the Republic of Singapore after the date of this opinion; and

         (xiii) under general principles of Singapore law, a person who is not a contracting party to an agreement is not entitled to the benefit of the agreement and may not enforce the agreement.

9. As the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Prospectus, we express no opinion or belief on and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements contained in the Prospectus (other than those specifically referred to in paragraph 7 of this opinion) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, we express no belief and assume no responsibility for, and have not independently verified the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data included or incorporated in the Prospectus, and we have not examined the accounting, financial or statistical records from which such financial statements, schedules and data are derived.

10. This opinion is rendered by us solely for the benefit of the U.S. Underwriters and the International Underwriters in their capacity as underwriters in connection with the transactions referred to in the U.S. Underwriting Agreement or, as the case may be, the International Underwriting Agreement. This opinion is strictly limited to the matters stated herein and is not to be read as extending by implication to any other matter in connection with any of the Transaction Agreements or otherwise including, but without limitation, any other document signed in connection with any of the Transaction Agreements. Further, this opinion is not to be circulated to, or relied upon by, any other person or quoted or referred to in any public document or filed with any governmental body or agency without our prior written consent.

                                                             Yours faithfully,

                                    EXHIBIT A


                                    [to come]

                                   APPENDIX A


                                    [to come]

                                                                      APPENDIX B

                                  (65) 230-3841

                                    [ ], 2000


Salomon Smith Barney Inc.
Hambrecht & Quist LLC
SG Cowen Securities Corporation
As U.S. Representatives of the several
U.S. Underwriters listed in Schedule "A" to the U.S. Underwriting Agreement

Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale
As International Representatives of the several
International Underwriters listed in Schedule "A" to the International Underwriting Agreement

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

                       ST Assembly Test Services Ltd

Ladies and Gentlemen :

       We are acting as U.S. counsel for ST Assembly Test Services Ltd, a company incorporated with limited liability under the laws of the Republic of Singapore (the "Company"), in connection with a global offering of 170,000,000 Ordinary Shares, S$0.25 par value each, of the Company (the "Shares"), either directly or in the form of American Depositary Shares ("ADSs"), each ADS representing [ten] Shares, pursuant to (i) the U.S. Underwriting Agreement, dated January [ ], 2000 (the "U.S. Underwriting Agreement"), among the Company and Salomon Smith Barney Inc., Hambrecht & Quist LLC and SG Cowen Securities Corporation, as U.S. Representatives of the several U.S. Underwriters listed in Schedule "A" thereto (the "U.S. Underwriters"), (ii) the International Underwriting Agreement, dated January [ ], 2000 (the "International Underwriting Agreement") among the Company and [ ], as International Representatives of the several International Underwriters listed in Schedule "A" thereto (the "International Underwriters"), and (iii) the Singapore Underwriting Agreement, dated January [ ], 2000 (together with the U.S. Underwriting Agreement and the International Underwriting Agreement, the "Underwriting Agreements") among the Company and [ ], as Singapore Representatives of the several Singapore Underwriters listed in Schedule "A" thereto (together with the U.S. Underwriters and the International Underwriters, the "Underwriters").

       In this capacity, we have examined a signed copy of the registration statement on Form F-1 (File No. 333-93661), filed by the Company under the United States Securities Act of 1933, as amended (the "Securities Act"), with the United States Securities and Exchange Commission (the "Commission") on [ ], [ ], and of Amendment No. 1 thereto filed by the Company with the Commission dated [ ], [ ], and of

Amendment No. 2 thereto filed by the Company with the Commission on [   ], [   ]
and copies of the related U.S. prospectus and international prospectus (the registration statement as amended at the time it became effective, including the exhibits thereto, being hereinafter referred to as the "Share Registration
Statement", and the final U.S. Prospectus dated [    ], [    ] in the form
delivered to the U.S. Underwriters (the "U.S. Prospectus"), and the final
International Prospectus dated [    ], [    ] in the form delivered to the
International Underwriters (the "International Prospectus"), being hereinafter referred to collectively as the "Prospectuses").

       We have also examined a signed copy of the registration statement on Form F-6 (File No. 333-505544), filed by Citibank, N.A. under the Securities Act with
the Commission on [    ], [    ], and of Amendment No. 1 thereto filed with the
Commission dated [    ], [    ], and of Amendment No. 2 thereto filed with the
Commission on [    ], [    ](such registration statement on Form F-6 at the time
when it became effective, including the exhibits thereto, being hereinafter referred to as the "ADS Registration Statement" and, together with the Share Registration Statement, being hereinafter referred to as the "Registration Statements").

       We have also reviewed and participated in discussions concerning the preparation of the Registration Statements and the Prospectuses with certain directors, officers and employees of the Company, with Allen & Gledhill, Singapore counsel to the Company, with KPMG, independent auditors of the Company, and with representatives of the Underwriters. The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that we cannot and do not assume any responsibility for the accuracy, completeness and fairness of any of the statements made in the Registration Statements or the Prospectuses, except as set forth in paragraph
(vii) of our opinion addressed to you, dated the date hereof.

       Subject to the limitations set forth in the immediately preceding paragraph, we advise you that, on the basis of the information we gained in the course of performing the services referred to above, (A) in our opinion, each of the Registration Statements, the U.S. Prospectus and the International Prospectus (other than the financial statements and financial data included therein or omitted therefrom, as to which we express no view) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the Commission thereunder, and there are no contracts or other documents known to us after reasonable investigation that are required to be filed as exhibits to any of the Registration Statements that have not been so filed, and (B) no facts came to our attention which gave us reason to believe that (a) any of the Registration Statements (other than the financial statements and financial data included therein or omitted therefrom, as to which we express our view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (b) either of the U.S. Prospectus or International Prospectus (other than the financial statements and financial data included therein or omitted therefrom, as to which we express no view), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Very truly yours,

                               [       ], 2000




Salomon Smith Barney Inc.
Hambrecht & Quist LLC
SG Cowen Securities Corporation
As U.S. Representatives of the several
U.S. Underwriters listed in Schedule "A" to the U.S. Underwriting Agreement

Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale
As International Representatives of the several
International Underwriters listed in Schedule "A" to the International Underwriting Agreement

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


ST Assembly Test Services Ltd


Ladies and Gentlemen :

             We are acting as U.S. counsel for ST Assembly Test Services Ltd, a company incorporated with limited liability under the laws of the Republic of Singapore (the "Company"), in connection with a global offering of [ ] Ordinary Shares, S$[ ] par value each, of the Company (the "Shares"), either directly or in the form of Americal Depositary Shares ("ADSs"), each ADS representing [ ] Shares, including the offering of [ ] Shares, either directly or in the form of ADSs, pursuant to (i) the U.S. Underwriting Agreement, dated January [ ], 2000 (the "U.S. Underwriting Agreement"), among the Company and Salomon Smith Barney Inc., Hambrecht & Quist LLC and SG Cowen Securities Corporation, as U.S. Representatives of the several U.S. Underwriters listed in Schedule "A" thereto (the "U.S. UNDERWRITERS"), (ii) the International Underwriting Agreement, dated January [ ], 2000 (the "International Underwriting Agreement") among the Company and [ ], as International Representatives of the several International Underwriters listed in Schedule "A" thereto (the "International Underwriters"), and (iii) the Singapore Underwriting Agreement, dated January [ ], 2000 (the "Singapore Underwriting Agreement", and, together with the U.S. Underwriting Agreement and the International Underwriting Agreement, the "Underwriting Agreements") among the Company and [ ], as Singapore Representatives of the several Singapore Underwriters listed in Schedule "A" thereto (the "Singapore Underwriters", and, together with the U.S. Underwriters and the International Underwriters, the "Underwriters").

       In this capacity, we have examined a signed copy of the registration statement on Form F-1 (File No. 333-[ ]), filed by the Company under the United States Securities Act of 1933, as amended (the "Securities Act"), with the United States Securities and

Exchange Commission (the "Commission") on [            ], [       ], and of
Amendment No. 1 thereto filed by the Company with the Commission dated [      ],
[       ], and of Amendment No.  2 thereto filed by the Company with the
Commission on [         ], [        ] and copies of the related U.S. prospectus
and international prospectus (the registration statement as amended at the time it became effective, including the exhibits thereto, being hereinafter referred to as the "Share Registration
Statement", and the final U.S. Prospectus dated [    ], [    ] in the form
delivered to the U.S. Underwriters (the "U.S. Prospectus"), and the final
International Prospectus dated [    ], [    ] in the form delivered to the
International Underwriters (the "International Prospectus"), being hereinafter referred to collectively as the "Prospectuses").

       We have also examined a signed copy of the registration statement on Form
F-6 (File No. 333-[     ]), filed by Citibank, N.A. under the Securities Act
with the Commission on [        ], [    ], and of Amendment No.  1 thereto filed
with the Commission dated [    ], [       ], and of Amendment No.  2 thereto
filed with the Commission on [      ], [    ](such registration statement on
Form F-6 at the time when it became effective, including the exhibits thereto, being hereinafter referred to as the "ADS Registration Statement"). We have also examined a signed copy of the registration statement on Form 8-A, filed by the Company under the United States Securities Exchange Act of 1934, as amended (the
"Exchange Act"), with the Commission on [    ], [    ](such registration
statement on Form 8-A at the time when it became effective, including the exhibits thereto, being hereinafter referred to as the "Form 8-A Registration Statement", and, together with the Share Registration Statement and the ADS Registration Statement, the "Registration Statements").

       A member of the Staff of the Commission advised us orally that the Share Registration Statement and the ADS Registration Statement became effective under
the Securities Act at [    ] PM, New York City time, on [          ], [      ].
On [          ], [       ], a member of the Staff of the Commission advised us
orally that there was no stop order suspending the effectiveness of any of the Registration Statements. To our knowledge since that date no stop order suspending the effectiveness of any of the Registration Statements has been issued under the Securities Act or the Exchange Act, as the case may be, or proceedings therefor initiated or threatened by the Commission.

       We have also examined the Deposit Agreement, dated as of [ ], [ ] (the "Deposit Agreement"), among the Company, Citibank, N.A., as depositary (the "Depositary"), and the owners and beneficial owners from time to time of American Depositary Receipts ("ADRs") thereunder, as well as originals, or copies identified to our satisfaction, of such corporate records of the Company, certificates of officers of the Company and other persons, and such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity of originals of all documents submitted to us as copies.

       Our opinions set forth below are limited to the laws of the State of New York and the Federal securities laws of the United States, and we do not express any opinions herein concerning any other laws. In addition, we have not been requested to express, and do not express, any opinion with respect to whether the Deposit Agreement constitutes a valid and legally binding agreement by owners and beneficial owners from time to time of ADRs.

       Based upon and subject to the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

                   (i) assuming due authorization, execution and delivery
             thereof by the Company under the laws of Singapore, each of the Underwriting Agreements have been duly executed and delivered by the Company under the laws of New York;

                   (ii) the Company is not, and after giving effect to the
             transactions contemplated by the Underwriting Agreements and the Deposit Agreement will not become, an "investment company"within the meaning of the Investment Company Act of 1940;

                   (iii) assuming due authorization, execution and delivery
             thereof by the Company under the laws of Singapore, the Deposit Agreement has been duly executed and delivered by the Company under the laws of New York and assuming further the due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement constitutes a valid and legally binding agreement of the Company (other than Section [5.8] thereof as to which we do not express any opinion), enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and to general principles of equity (regardless of whether in a proceeding in equity or at law).

                   (iv) assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and the Company, upon due issuance by the Depositary of the ADRs evidencing the ADSs being delivered by the Company at the Closing Date against the deposit of the Underlying Shares by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs have been duly and validly issued and the persons in whose names such ADRs are registered are entitled to the rights specified therein and in the Deposit Agreement; the ADSs and ADRs in respect thereof conform in all material respects to the descriptions thereof in the Prospectuses, insofar as such statements purport to summarize certain provisions of the Deposit Agreement;

                   (v) no consent, approval, authorization or order of any court or governmental agency or body of the United States or of the State of New York is required for the consummation by the Company of the transaction contemplated in the Underwriting Agreements or the Deposit Agreement, except (A) the registration under the Securities Act of the Shares and the ADSs and the registration under the Exchange Act of the ADSs, and (B) any other consents, approvals, authorizations or orders as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares and the ADSs to be purchased under the Underwriting Agreements;

                   (vi) the deposit of the Shares being deposited with the
             Depositary or its nominee against the issuance of the ADRs evidencing the ADSs to be delivered at the Closing Date, the sale and delivery by the Company of the Shares to be delivered at the Closing Date, the consummation of the transactions contemplated by the Underwriting Agreements or the Deposit Agreement and the fulfilment of the terms thereof will not conflict with, result in a breach or violation of, or constitute a default under, (A) any law of the United States or the State of New York and (B) any judgment or decree know to us to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator of the United States or the State of New York having jurisdiction over the Company;

                   (vii) the information contained in the Prospectuses under the headings "Taxation" and "Shares Eligible for Future Sale", insofar as it purports to summarize the provisions of federal laws of the United States or the laws of the State of New York, is true and accurate in all material respects and fairly summarizes the material federal income tax considerations to an investment on the Ordinary Shares directly or in the form of ADSs and the other matters therein;

                   (viii)the choice of law provision set forth in Section 15
             hereof and in the Deposit Agreement will be recognized by the New York Courts provided, however, that we express no opinion as to whether any United States federal court will accept venue of an action which it may affirmatively determine not to accept as inconvenient or otherwise inappropriate;

       This opinion is being furnished to you solely for your benefit in connection with the transactions contemplated by the Underwriting Agreements and the Deposit Agreement, and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express written consent, and no party other than you is entitled to rely on it. Notwithstanding the foregoing sentence, the Depositary may rely on our opinion in paragraph (iii) as if such opinion were addressed to it.


Very truly yours

                                                                      Appendix C










       FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM L.L.P.





                                                                          [date]


Salomon Smith Barney Inc.
Hambrecht & Quist LLC
SG Cowen Securities Corporation
       As U.S. Representatives of the several U.S. Underwriters

c/o Salomon Smith Barney Inc.
    388 Greenwich Street
    New York, New York  10013

Salomon Brothers International Limited
Credit Suisse First Boston (Singapore) Limited
Hambrecht & Quist LLC
Societe Generale
    As International Representatives of the several International Underwriters

c/o
    Salomon Brothers International Limited
    Victoria Plaza
    111 Buckingham Palace Road
    London SWIW OSB
    England


              Re:    American Depositary Shares
                     Each Representing Ten (10) Ordinary Shares of ST Assembly Test Services Ltd

Ladies and Gentlemen:

       We have acted as special United States counsel for Citibank, N.A. in connection with the Deposit Agreement, dated as of February [8], 2000 (the "Deposit Agreement"), by and among ST Assembly Test Services Ltd, a company incorporated under the laws of the Republic of Singapore (the "Company"), Citibank, N.A., as depositary (the "Depositary"), and Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs"), --each ADS representing ten (10) ordinary shares, par value S$0.25 per share, of the Company (the "Shares").


       This opinion is being furnished to you pursuant to Section 6(d) of the U.S. Underwriting Agreement, dated January [27], 2000 among the Company and the U.S. Underwriters named therein (the "Underwriting Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

       We have examined originals or copies of (i) the final Prospectuses, each dated -, 2000, relating to the ADSs (the "Prospectuses"), (ii) the registration statement with respect to the ADSs on Form F-6 under the Securities Act of 1933, as amended (the "Act"), filed on January 11, 2000 (the "ADS Registration Statement"), (iii) an executed copy of the Deposit Agreement,

(iv) specimen certificates of the ADRs evidencing the ADSs, (v) the Depositary's Certificate, dated -, 2000 and (vi) a certified copy of the Charter and By-Laws of the Depositary as in effect on the date hereof. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

       In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed by parties other than the Depositary, we have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Depositary and others.

       Members of our firm are admitted to the bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction (or as to the effect of the laws of any such jurisdiction on the opinions herein stated) other than the federal laws of the United States of America to the extent referred to specifically herein. We have assumed the accuracy, correct-ness and validity of all matters relating to or dependent upon the laws of the Republic of Singapore, including, but not limited to, (i) the due authorization, execution and delivery of the Deposit Agreement by the Company under the laws of the Republic of Singapore, (ii) the due execution and delivery under the laws of the Republic of Singapore by the Depositary of the Deposit Agreement and the validity and legality thereof under the laws of the Republic of Singapore, (iii) that, under the laws of the Republic of Singapore, the Shares have been duly authorized, executed and delivered by the Company and are validly issued, fully paid and non-assessable, and the holders of the Shares - will be entitled to all the rights of a shareholder conferred by the Memorandum and Articles of Association of the Company and the Companies Act of the Republic of Singapore, and (iv) that, under the laws of the Republic of Singapore, upon due issuance and delivery by the Depositary of the ADRs evidencing the ADSs against the deposit of the Shares in accordance with the terms of the Deposit Agreement, such ADRs will be validly issued and will entitle the persons in whose name each ADR is registered to the rights specified therein and in the Deposit Agreement.

       Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

       (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a legal, valid and binding instrument enforceable against the Depositary in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity);

       (ii) the statements in the Prospectuses under the heading "Description of American Depositary Receipts", insofar as such statements purport to summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs, are fair and accurate;

       (iii) the Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder;

       (iv) upon due issuance and delivery by the Depositary of the ADRs evidencing the ADSs against the deposit of the Shares in accordance with the terms of the Deposit Agreement, such ADRs will be validly issued and will entitle the person in whose name each ADR is registered to the rights specified therein and in the Deposit Agreement; and

       (v) the ADS Registration Statement and each amendment comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

       We have been advised by the U.S. Securities and Exchange Commission that the ADS Registration Statement has become effective under the Act. To our knowledge, no stop order suspending the effectiveness of the ADS Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

       This opinion is furnished to you for your benefit in connection with the execution and delivery of the Deposit Agreement and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express written permission.

                                  Very truly yours,